SUPPLEMENT TO THE PROSPECTUS

Supplement dated December 6, 2024, to the Prospectus dated October 28, 2024

MFS® Prudent Investor Fund

The Board of Trustees of the fund has approved and adopted a Plan of Liquidation and Termination as of December 4, 2024, pursuant to which the assets of the fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the fund will be distributed to shareholders. The effective date of the plan is on or about February 21, 2025 (the "Liquidation Date"). Shareholders of record as of the close of business on or about February 20, 2025 (the day before the "Liquidation Date"), will receive the cash equivalent of their proportionate interest in the fund on the Liquidation Date or as soon as practicable thereafter. Shareholder approval of the liquidation is not required.

Prior to the liquidation, the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore the fund may not be fully invested pursuant to its investment strategy for a period leading up to the Liquidation Date.

Suspension of Sales. After December 31, 2024, the fund will be closed to all purchases except by existing investors and dividend reinvestment or other automatic investment plan programs. After February 19, 2025, the fund will be closed to all investment. MFS may authorize exceptions to this closure on a case-by-case basis.

Alternatives. At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the fund at net asset value pursuant to the procedures set forth under "How to Purchase, Redeem and Exchange Shares." For Class A, Class B, and Class C shares, any contingent deferred sales charges payable on redemption of shares will be waived for redeemed shares that are not exchanged into another MFS fund.

Holders through Financial Intermediaries. If you are invested in the fund through a financial intermediary, please contact that financial intermediary if you have any questions.

U.S. Federal Income Tax Matters. The liquidation of the fund will be a taxable event for shareholders holding shares through taxable accounts. A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder's tax basis will realize a capital gain, and if such amount is less than the shareholder's tax basis, a capital loss. Each shareholder should consult with a tax advisor regarding the tax consequences of the liquidation.

Pursuant to the Plan of Liquidation and Termination, MFS may treat any cash redemption request received on or after December 6, 2024, as a liquidating distribution and may allocate undistributed net investment income and capital gains to such redeeming shareholder. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the fund has undistributed net taxable income and capital gains.

IMPORTANT INFORMATION FOR RETIREMENT PLANS AND ACCOUNTS

MFS-Sponsored Traditional Individual Retirement Accounts ("IRAs"), Roth IRAs, SIMPLE, SEP or SARSEP IRAs and Salary Reduction Only 403(b) Custodial Accounts (collectively, "MFS Retirement Accounts")

MFS Heritage Trust Company serves as trustee or custodian for the MFS Retirement Accounts. Unless the account owner provides instructions otherwise, fund shares held by an MFS Retirement Account on the Liquidation Date in the Fund will be exchanged automatically for shares of MFS U.S. Government Cash Reserve Fund in accordance with the trustee or custodial agreements. This exchange is intended to avoid tax penalties that may be imposed if a liquidating distribution were paid directly to the account owner outside of the tax qualified account. If you do not wish to be invested in MFS U.S. Government Cash Reserve Fund, you must contact the fund’s transfer agent, MFS Service Center, Inc. at 1-800-225-2606, or, if you invest in the fund through a financial intermediary, your financial intermediary, before close of business on February 20, 2025. If we do not hear from you with instructions before close of business on February 20, 2025, you will have been deemed to have directed the investment into MFS U.S. Government Cash Reserve Fund and consented to the terms set forth in the prospectus of MFS U.S. Government Cash Reserve Fund.

Non-MFS Traditional IRAs, Roth IRAs, SIMPLE, SEP, or SARSEP IRA and 403(b) Custodial Accounts ("non-MFS Retirement Accounts”)

If you are invested in the fund through a non-MFS Retirement Account and MFS does not receive instructions from you or the account trustee or custodian prior to close of business on February 20, 2025, we will send a liquidating distribution to the trustee/custodian for the benefit of your account, which the trustee/custodian will process according to its own policies and procedures. If your non-MFS Retirement Account is invested in the fund through a financial intermediary, contact the financial intermediary about its procedures.

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MFS Prudent Investor Fund

401(k), Pension and Profit Sharing Plans and other tax-qualified retirement plans, including MFS prototype defined contribution plans (“Retirement Plans”)

If you are invested in the fund through a Retirement Plan, and MFS does not receive instructions from you or the Retirement Plan administrator or other plan fiduciary prior to close of business on February 20, 2025, we will send a liquidating distribution to the Retirement Plan, which the Retirement Plan will process according to its own policies and procedures. If your Retirement Plan is invested in the fund through a financial intermediary, contact the financial intermediary about its procedures.

Effective immediately, the following is added as the last paragraph under the sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information," after the third paragraph beneath the main heading entitled “Description of Share Classes,” and after the fifth paragraph under the sub-section entitled "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares":

The Board of Trustees of the fund has approved the liquidation and termination of the fund, which is scheduled for on or about February 21, 2025. Shareholder approval of the liquidation is not required. Prior to the liquidation, the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore the fund may not be fully invested pursuant to its investment strategy for a period leading up to liquidation. After December 31, 2024, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic investment plans. After February 19, 2025, the fund will be closed to all investment. MFS may authorize exceptions to this closure on a case-by-case basis.

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